Exhibit 10.2
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

SUPPLY AGREEMENT
THIS SUPPLY AGREEMENT (the “Agreement”) dated as of February 28, 2020 (the “Effective Date”), is by and between Deciphera Pharmaceuticals, LLC, a limited liability company organized under the laws of Delaware, with places of business including executive offices at 200 Smith Street, Waltham, Massachusetts 02451, and research offices at 643 Massachusetts Street, Suite 200, Lawrence, Kansas 66044 (“BUYER”), and Cambrex [***], a corporation organized under the laws of the [***] (“SUPPLIER”).
WITNESSETH:
RECITALS
WHEREAS, BUYER is engaged in the production, development, distribution, marketing and/or sale of certain pharmaceutical products containing the active pharmaceutical ingredient, DCC-2618 (the “API”); and
WHEREAS, SUPPLIER owns certain intellectual property, including technology and know-how for the manufacture of the API, and is in the business of manufacturing and selling active pharmaceutical ingredients; and
WHEREAS, SUPPLIER owns and operates a manufacturing facility at [***] (the “Facility”) that has the capability to produce the API for BUYER; and
WHEREAS, BUYER desires to purchase certain quantities of the API from SUPPLIER, and SUPPLIER desires to manufacture such quantities of the API for BUYER, subject to the terms and conditions of this Agreement.
NOW THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:
1.Definitions. As used in this Agreement, the following words and phrases shall have the meanings set forth below.
1.1.“Affiliate” means with respect to a person any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person. For the purposes of this Section 1.1 only, “control” and, the terms “controlled by” and “under common control with”, shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and/or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a person.
1.2.[***]
1.3.“Annual Yield” has the meaning set forth in Section 3.9.
1.4.“API” has the meaning set forth in the Recitals.

Exhibit 10.2
1.5.“API Warranty” shall have the meaning set forth in Section 11.2.
1.6.“Approval” means, with respect to any jurisdiction, any approval, license, registration, authorization or permit by a regulatory authority, including, without limitation, the FDA or EMA, necessary to market, sell or distribute in such jurisdiction the Product containing API that is manufactured at the Facility.
1.7.“Approved Subcontractor” has the meaning set forth in Section 3.5.
1.8.“Batch” means the quantity of API derived from a single run of the manufacturing process for the API.
1.9.[***]
1.10.“BUYER Background IP” means any Intellectual Property (a) developed or acquired by BUYER independently of this Agreement without reference to, or reliance upon, SUPPLIER’s Confidential Information or (b) owned or controlled by BUYER as of the Effective Date.
1.11.“BUYER Indemnitees” has the meaning set forth in Section 14.1.
1.12.“BUYER IP” has the meaning set forth in Section 13.3.
1.13.“BUYER Materials” has the meaning set forth in Section 3.5.
1.14.“Cancellation Fees” has the meaning set forth in Section 5.4.
1.15.“Certificate of Analysis” means a document prepared by SUPPLIER listing tests performed by SUPPLIER or an approved contract laboratory organization, the Specifications and the test results with respect to a Batch and such other information and certifications as are required to be in such document pursuant to the Quality Agreement.
1.16.“cGMP” means all applicable laws and regulations relating to manufacturing practices of medicinal products for human use promulgated by any relevant governmental or regulatory authority, as may be updated, supplemented or amended from time to time, the current good manufacturing practices as specified in the ICH guidelines and ICH Q7A “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210 and 211) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC.
1.17.“Change” has the meaning set forth in Section 7.1.
1.18.“Change Order” has the meaning set forth in Section 7.3.
1.19.“Claim” has the meaning set forth in Section 14.3.
1.20.“Confidential Information” has the meaning set forth in Section 20.1.
1.21.“Contract Year” means each consecutive twelve (12) month period beginning on the Effective Date or anniversary thereof, as applicable.
1.22.[***]
1.23.“[***] Purchased API” means [***].
1.24.“Defective API” has the meaning set forth in Section 12.1.
1.25.“Deficit” has the meaning set forth in Section 3.3.
1.26.“Disclosing Party” has the meaning set forth in Section 20.1.
1.27.[***]

Exhibit 10.2
1.28.“EMA” means the European Medicines Agency or any successor agency thereto.
1.29.“Excess Loss” has the meaning set forth in Section 3.7.
1.30.“EX-US Territory” means all countries in the world excluding the U.S.
1.31.[***]
1.32.“Facility” has the meaning set forth in the Recitals.
1.33.“FDA” means the United States Food and Drug Administration or any successor agency thereto.
1.34.“Firm Order” has the meaning set forth in Section 5.1.
1.35.“Force Majeure Event” has the meaning set forth in Section 18.1.
1.36.“Forms” has the meaning set forth in Section 22.2.
1.37.“Hidden Defect” means any defect in the API that is not discoverable at the time of delivery upon reasonable visual inspection and testing customarily conducted by BUYER or its designee in accordance with its or its designee’s standard operating procedures that is the result of the API failing to comply with the API Warranty.
1.38.“Indemnitee” has the meaning set forth in Section 14.3.
1.39.“Indemnitor” has the meaning set forth in Section 14.3.
1.40.“Infringement Claim” has the meaning set forth in Section 11.2.
1.41.“Initial Term” has the meaning set forth in Section 2.1.
1.42.“Intellectual Property” means all discoveries, inventions, know-how, developments, methods, techniques, trade secrets, innovations, updates, modifications, enhancements, improvements, copyrights, data, documentation, processes, procedures, specifications and other intellectual property of any kind, whether or not protectable under patent, trademark, copyright or similar laws.
1.43.[***]
1.44.“Losses” has the meaning set forth in Section 14.1.
1.45.“Master Batch Record” means the document approved by SUPPLIER and BUYER, which defines the manufacturing methods, test methods and other procedures, directions and controls associated with the manufacture and testing of the API, including the starting Batch size (in units or kilograms, as applicable) and the Raw Materials required.
1.46.[***]
1.47.[***]
1.48.“Non-Conforming API” has the meaning set forth in Section 12.1.
1.49.“Notice Period” has the meaning set forth in Section 12.1.
1.50.“PPQ” means process performance qualification.
1.51.“Process Validation Batch” means a Batch that is produced according to the Master Batch Record and approved validation protocol(s) with the intent to show reproducibility of the manufacturing process for the API and is required to complete process validation studies.
1.52.“Product” means any pharmaceutical drug product containing the API.

Exhibit 10.2
1.53.“Purchased API” means, [***].
1.54.“Quality Agreement” has the meaning set forth in Section 7.4.
1.55.“[***] Rolling Forecast” has the meaning set forth in Section 5.1.
1.56.“Raw Materials” means the raw materials as specified in the Master Batch Record.
1.57.“Receiving Party” has the meaning set forth in Section 20.1.
1.58.“Records” has the meaning set forth in Section 3.3.
1.59.“Renewal Term” has the meaning set forth in Section 2.2.
1.60.“Requirements” means [***].
1.61.“Rescheduling Fee” has the meaning set forth in Section 5.4.
1.62.“RSMs” means regulatory starting materials for the manufacture of the API.
1.63.“Specifications” means the release specifications for the manufacture, processing, bulk packaging, testing and testing procedures, shipping, storage and supply of the API under this Agreement, any Raw Material requirements, analytical procedures and standards of quality control and quality assurance, in each case, as established by the parties for the API to be manufactured under this Agreement. The initial Specifications are attached as Exhibit 2, which may be amended from time to time as mutually agreed to by the parties in writing in accordance with this Agreement.
1.64.“Steering Committee” has the meaning set forth in Section 3.10.
1.65.“SUPPLIER Background IP” means all Intellectual Property (a) developed or acquired by SUPPLIER independently of this Agreement without reference to, or reliance upon, BUYER’s Confidential Information or (b) owned or controlled by SUPPLIER as of the Effective Date.
1.66.“SUPPLIER IP” means the Supplier Background IP and all improvements to the Supplier Background IP developed by the SUPPLIER without reference to, or reliance upon, BUYER’s Confidential Information, the BUYER Background IP or the BUYER IP, during the course of this Agreement that are of general applicability to SUPPLIER’s service offerings as a manufacturer of active pharmaceutical ingredients.
1.67.“SUPPLIER Indemnitees” has the meaning set forth in Section 14.2.
1.68.“Term” has the meaning set forth in Section 2.2.
2.TERM
2.1.Subject to earlier termination as provided in Section 17 below, the term of this Agreement shall commence on the Effective Date and continue until [***] (the “Initial Term”).
2.2.This Agreement shall automatically renew for successive periods of [***] (each such period being a “Renewal Term”) unless terminated by either party providing a minimum of [***] written notice of cancellation to the other party. The Initial Term and any Renewal Term(s) shall be collectively referred to as the “Term.”

Exhibit 10.2
3.SUPPLY AND PURCHASE OF API; CAPACITY; [***]; STEERING COMMITTEE
3.1.During the Term of this Agreement, SUPPLIER shall manufacture the API at SUPPLIER’s Facility in accordance with the terms and conditions of this Agreement, the Quality Agreement and the Specifications and in compliance with applicable laws and regulations and cGMP, and BUYER shall purchase from SUPPLIER such API, subject to the terms and conditions of this Agreement.
3.2.During the Term of this Agreement and subject to the manufacturing capacity at the Facility set forth in Section 3.4 below, BUYER shall purchase from SUPPLIER [***].
3.3.BUYER shall keep complete and accurate records in sufficient detail for SUPPLIER to confirm the [***] (the “Records”). BUYER shall retain such Records for a period of [***] from the creation of individual Records. No later than [***], commencing with [***], BUYER shall provide [***]. Upon the written request of SUPPLIER, BUYER shall permit an independent certified public accounting firm of nationally recognized standing selected by SUPPLIER and reasonably acceptable to BUYER, at SUPPLIER’s expense, to have access during normal business hours to such Records as may be reasonably necessary to verify the accuracy of the [***]. SUPPLIER’s right to audit such Records shall be limited to once per calendar year (provided that the foregoing frequency limit shall not apply if in good faith SUPPLIER has cause). SUPPLIER shall provide BUYER with a copy of the accounting firm’s written report within [***] of completion of such report. If such accounting firm correctly concludes that, for any given calendar year, [***], then BUYER shall [***]. SUPPLIER shall bear the full cost of such audit unless such audit correctly discloses that the [***], in which case BUYER shall pay the reasonable fees and expenses charged by the accounting firm. SUPPLIER shall treat all Records subject to review under this Section 3.3 in accordance with the confidentiality provisions of Article 20, and, prior to commencing such audit, shall cause its accounting firm to enter into a confidentiality agreement with BUYER obligating it to treat all such Records in confidence pursuant to such confidentiality provisions. Such accounting firm shall not disclose BUYER’s Confidential Information to SUPPLIER, except to the extent such disclosure is necessary to verify the accuracy of the [***]. Any third-party information provided to the third party accounting firm shall be deemed BUYER’s Confidential Information for the purposes of this Section 3.3, and any such information requiring prior consent to provide the information shall be obtained (and if not obtained may not be provided).
3.4.During the Initial Term of this Agreement, SUPPLIER agrees to reserve sufficient manufacturing capacity at the Facility to manufacture the quantities of API on an annual basis as follows:
•[***]
3.5.SUPPLIER may not subcontract with any third party (including any Affiliate) to perform its obligations under this Agreement without BUYER’s prior written consent, such consent not to be unreasonably withheld. In the event that BUYER provides such consent, (a) SUPPLIER shall cause such approved third party or Affiliate (each, an “Approved Subcontractor”) to comply with the terms of this Agreement, as applicable, including obligations related to the ownership and assignment of Intellectual Property and all confidentiality, quality assurance, regulatory and other obligations and requirements of SUPPLIER set forth in this Agreement; and (b) SUPPLIER shall remain liable for the obligations delegated to such Approved Subcontractor and for the acts and

Exhibit 10.2
omissions of such Approved Subcontractor as if such acts and omissions were performed by SUPPLIER.
3.6.BUYER shall at all times retain all right, title and interest in and to any and all products, materials (including RSMs) and processes supplied by or on behalf of BUYER to SUPPLIER in connection with the manufacture of API pursuant to this Agreement, [***] (“BUYER Materials”). SUPPLIER shall: (a) not provide BUYER Materials to any third party or Affiliate without the prior written consent of BUYER; (b) not use BUYER Materials for any purpose other than manufacturing API hereunder, and without limiting the generality of the foregoing, will not analyze, characterize, modify or reverse engineer any BUYER Materials or take any action to determine the structure or composition of any BUYER Materials unless required to manufacture API hereunder; and (c) [***]. SUPPLIER shall store the BUYER Materials in accordance with this Agreement, the Quality Agreement and BUYER’s written instructions, as applicable. Except as otherwise set forth in this Agreement, unless due to SUPPLIER’s breach of this Agreement, fraud, negligence or willful misconduct, [***].
3.7.SUPPLIER’s loss allowance for BUYER Materials supplied to SUPPLIER by or on behalf of BUYER [***] shall not exceed [***] (“Loss Allowance”). In the event of any loss or damage to BUYER Materials while in the possession of SUPPLIER in excess of the Loss Allowance (“Excess Loss”) that is due to [***]. In the event such Excess Loss is not due to [***].
Within [***] following the end of each Contract Year, SUPPLIER shall perform a reconciliation for the BUYER Materials for the prior Contract Year to calculate the Excess Loss for such BUYER Materials.
3.8.As of the Effective Date of this Agreement, the expected yield of a Batch of API shall be as set forth in Exhibit 3 (as such expected yield may be adjusted from time to time in accordance with the terms of this Agreement, the “Expected Yield”). From time to time during the Term, and no less frequently than [***], the Steering Committee (as defined below) shall review the Batch records and other production information from SELLER during the period since the previous determination of the Expected Yield and shall make a good faith determination based on such Batch records and other information of the then-current Expected Yield.
3.9.Actual yield will be evaluated on an annual basis at the end of each Contract Year (the “Annual Yield”). In the event that the Annual Yield is less than the Expected Yield for the applicable Contract Year, [***].
3.10.Each party shall mutually agree upon an equal number of management representatives for a joint steering committee (the “Steering Committee”), which shall meet at least quarterly during the first two (2) years of the Term and two (2) times per calendar year thereafter or for additional times as mutually agreed to by the parties. The location of the Steering Committee meetings, decision-making processes and dispute resolution shall be mutually agreed to by the parties. The primary function of the Steering Committee is to ensure the ongoing communication between the parties and discuss and resolve any issues arising under this Agreement. The Steering Committee may not amend or modify the terms of this Agreement.

Exhibit 10.2
4.PRICE
4.1.The price of API, exclusive of RSMs listed on Exhibit 1 – Table 2 attached hereto, shall be as set forth on Exhibit 1 – Table 1 attached hereto, and the price of RSMs shall be as set forth on Exhibit 1 – Table 2 attached hereto, each as may be amended from time to time by mutual consent of the parties. Such prices may be adjusted in accordance with the provisions of Sections 4.2 and 4.3 hereof. SUPPLIER shall invoice BUYER the price of the API listed in Exhibit 1 – Table 1 for the quantity of API delivered to BUYER in accordance with the terms of this Agreement and the applicable purchase order, [***].
4.2.Cost & Regulatory Price Increases: If circumstances beyond SUPPLIER’s control arise such that current raw material prices for a certain product, export and/or import duties, customs charges, taxes at export, import and delivery, or similar charges, should be increased as a result of decision(s) made by third party suppliers, authorities or any other third party, or if new taxes and charges should be introduced and implemented with regard to the material concerned or its conveyance, then SUPPLIER shall advise BUYER by written notice of its intent to adjust the price of the API to account for such increases. Following receipt of such notice, SUPPLIER and BUYER shall promptly meet to discuss in good faith the timing of such price adjustment and potential alternatives, if any. Such price increase shall account for any costs arising out of the EU Regulation on Registration, Evaluation, Authorisation and Restriction of Chemicals (“REACH”).
4.3.Other API price increases: Beginning on January 1, 2021, SUPPLIER shall have the right, in its discretion, to adjust the price of the API on each anniversary of such date (the “Adjustment Date”) in an amount not to exceed the annual percentage increase, if any, for the most recent twelve (12) month period for which figures are available in the Producer Price Index – Pharmaceuticals for human use, prescription – (code SI07003) (the “PPI”) published by the U.S. Bureau of Labor Statistics (the “BLS”), or if the same is no longer published, the successor index published by the BLS that is most similar thereto. [***] prior to the Adjustment Date during the Term, SUPPLIER shall advise BUYER of the proposed price to be charged for the API during the succeeding year, together with a statement of the manner by which said price was determined.
4.4.Any increase or decrease in the price of the API shall be applicable to all API delivered on or after the applicable price increase or decrease date.
4.5.The price for the API is exclusive of taxes, which taxes (other than taxes based upon SUPPLIER’s income) shall be for the account of BUYER. Taxes that SUPPLIER is required by applicable laws or regulations to collect from BUYER, will be separately stated in SUPPLIER’s invoice and will be paid by BUYER to SUPPLIER.
4.6.SUPPLIER shall manufacture Process Validation Batches as mutually agreed by the parties sufficient to document the operability and reproducibility of the manufacturing process for the API at the Facility and permit the parties to complete and file the necessary regulatory documents. Prior to commencement of Process Validation Batches, SUPPLIER and BUYER shall agree on a process validation plan identifying the validation requirements of the manufacturing process for the API. Any regulatory support activities (including pre-Approval inspection) required by BUYER and agreed to by SUPPLIER to support the Approval of the API from the Facility shall be performed and supported by SUPPLIER as reasonably requested by BUYER.

Exhibit 10.2
5.FORECASTING
5.1.On the [***] during the Term of this Agreement, commencing with the [***], BUYER shall provide SUPPLIER with a written estimated [***] rolling forecast of BUYER’s [***] (in kilograms) for the next [***] (commencing with the [***] in which such forecast is provided) or, if the remainder of the Term is less than [***], for each remaining [***] during the remainder of the Term (the “[***] Rolling Forecast”). The forecast for the [***] of each such [***] Rolling Forecast shall be firm and binding on both of the parties hereto (the “Firm Order”). It is understood that the other [***] set forth in the [***] Rolling Forecast are good faith estimates only, and shall not be binding on the parties hereto [***].
5.2.BUYER shall place binding, non-cancellable purchase orders, in kilograms, from time to time, with SUPPLIER for the quantities of API indicated in the Firm Order. SUPPLIER may not reject or modify any such purchase order, except if it exceeds the quantities of API indicated in the applicable Firm Order. If such quantity is exceeded, SUPPLIER agrees to notify BUYER [***] after receipt of the relevant purchase order if SUPPLIER can or cannot comply and deliver any portion of such purchaser order. SUPPLIER shall use its commercially reasonable efforts to comply with such purchase order. In the event SUPPLIER delivers the quantities of API specified in any binding purchase order on or before the delivery date set forth therein, the price for such delivered quantities of API shall be the API price set forth in Exhibit 1 – Table 1 [***]. In the event SUPPLIER fails to deliver the quantities of API specified in any binding purchase order by the delivery date set forth therein, [***]; provided that after any such [***] delay, BUYER may, in its sole discretion, (a) require SUPPLIER to use [***] to promptly remedy such shortfall, or [***]. Notwithstanding the foregoing, to the extent any failure of SUPPLIER to deliver the quantities of API specified in any binding purchase order is the result of circumstances beyond its reasonable control, including without limitation to the extent resulting from delays in the supply of RSM’s, such delay shall not be subject to the foregoing. Except with respect to the [***] after the Effective Date, each purchase order shall be placed no later than [***] prior to the intended delivery date for such ordered quantities of API. Supplier shall use commercially reasonable efforts to satisfy, but shall have no obligation to fulfill any purchase orders submitted without such required lead time. Each purchase order issued hereunder shall be governed by the terms and conditions of this Agreement only. Unless mutually agreed by both parties, any different or additional terms and/or conditions contained in any notification or document (such as, for instance, in any purchase order) shall be disregarded. If there is any conflict, discrepancy, or inconsistency between the terms of this Agreement and any purchase order, the terms of this Agreement will control. BUYER shall pay SUPPLIER for the quantity of API, if any, specified in a Firm Order, but not purchased during such Firm Order, subject to the terms and conditions in this Agreement.
5.3.If BUYER’s [***] exceed the forecast for the prior [***] by more than [***], SUPPLIER shall use its commercially reasonable efforts to meet such demand; provided that SUPPLIER shall not be required to displace other committed production. The foregoing shall not in any way limit SUPPLIER’s obligation to reserve the manufacturing capacity set forth in Section 3.4.

Exhibit 10.2
5.4. (a) If BUYER requests to change the delivery date of a purchase order, SUPPLIER will use commercially reasonable efforts to accommodate the request. Any such change requested by BUYER may result in a rescheduling fee as calculated below (the “Rescheduling Fee”), subject to Section 5.5.

Number of days in advance of the scheduled commencement of the manufacturing date that the rescheduling notice is received	% of purchase order that is payable
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
(b) In the event that, with respect to any jurisdiction, (i) BUYER decides to withdraw the Product from the market in such jurisdiction or (ii) BUYER fails to achieve Approval for the Product or such Approval is withdrawn in such jurisdiction, BUYER may cancel the applicable purchase order, upon written notice to SUPPLIER, subject to the payment of a cancellation fee as calculated below (the “Cancellation Fee”), subject to Section 5.5

Number of days in advance of the scheduled commencement of the manufacturing date that the cancellation notice is received	% of purchase order that is payable
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
5.5.[***]
5.6.SUPPLIER shall procure and maintain, for the manufacturing of the API, (i) a minimum of [***] (based on the most recent [***] Rolling Forecast) safety stock for all long-lead time starting materials, reagents and other critical components, including long-lead time Raw Materials and RSMs, and (ii) a minimum of [***] (based on the most recent [***] Rolling Forecast) inventory for short-lead time critical components, including short-lead time Raw Materials unique to BUYER. [***].
6.SHIPPING AND INVOICING
6.1.SUPPLIER shall deliver the API to BUYER’s designated common carrier on the delivery date set forth in the applicable purchase order, EXW (INCOTERMS 2010) the Facility. Title and risk of loss to the API shall pass to BUYER when the API is made available to such designated carrier.
6.2.SUPPLIER shall invoice BUYER immediately following delivery of the API to BUYER. A bill of lading for each shipment will accompany the shipment. Payment of undisputed amounts shall be due from BUYER within [***] of BUYER’s receipt of SUPPLIER’s invoice. SUPPLIER shall be entitled to charge interest on any undisputed invoiced amount which is not paid by its due date sum at the rate of [***] for the time from the due date, until the date of actual payment.

Exhibit 10.2
7.SPECIFICATIONS, CHANGE IN SPECIFICATIONS OR PROCESS, QUALITY
7.1.The API manufactured by SUPPLIER hereunder shall, at the time of delivery to BUYER, meet the Specifications. Any changes (each, a “Change”) to the Specifications must be approved and signed by authorized representatives of both parties as may be designated from time to time.
7.2.SUPPLIER shall obtain prior written approval of BUYER for any change in materials or methods of manufacture employed in producing API hereunder, which approval shall not be unreasonably withheld.
7.3.BUYER shall have the right to request a Change by delivering written notice to SUPPLIER describing a proposed Change. Within [***] of receipt of such notice, SUPPLIER shall submit to BUYER a change order (each, a “Change Order”) containing a written assessment of the feasibility of making such Change, an estimate of the costs associated with such Change and a proposed time-line for implementation. The parties shall negotiate in good faith such Change Order, and upon the parties’ written approval of the Change Order, SUPPLIER shall implement such Change Order as soon as it is commercially practical to do so or as otherwise stated in the Change Order. The costs associated with implementation of any such Change Order [***]. If after good faith negotiations (but in any event within [***] of BUYER’s receipt of the applicable Change Order), the parties fail to agree with respect to any Change Order under this Section, [***].
7.4.If a Change is required by a regulatory authority or is required as the result of any new laws or regulations, the party receiving notice of such Change shall promptly notify the other party. In response to such Change, SUPPLIER shall provide BUYER with a Change Order describing any actions proposed to be taken to comply with such requirement or new laws or regulations, and a cost estimate for implementing such Change. The costs associated with implementation of such Change under this Section [***]. If after good faith negotiations (but in any event within [***] of BUYER’s receipt of the applicable Change Order), the parties fail to agree with respect to any Change Order under this Section, [***].
7.5.The parties agree to negotiate in good faith and enter into a mutually acceptable quality agreement within [***] following the Effective Date that will set out the responsibilities of the parties in relation to quality assurance and quality control of API as required for compliance with cGMPs (“Quality Agreement”). The parties shall comply with the Quality Agreement. If there are any conflicts between the Quality Agreement and the Agreement, the provisions of the Agreement shall govern and control, with the exception that the Quality Agreement shall control for matters relating to the quality and disposition of the API.
7.6.SUPPLIER shall not transfer the API manufacturing process to any of its Affiliates’ facilities without BUYER’s prior written consent. [***]
7.7.Upon request by BUYER, SUPPLIER shall accept RSMs which are procured by BUYER for the production of the API, provided that the supplier(s) of such RSMs meet the quality standards established in SUPPLIER QMS and associated third party vendor qualification procedures.

Exhibit 10.2
8.ANALYTICAL SERVICES
8.1.SUPPLIER shall provide a Certificate of Analysis for each lot of API manufactured by SUPPLIER for BUYER and the Certificate of Analysis will accompany each lot of API shipped to BUYER.
9.INSPECTIONS AND AUDITS
9.1.BUYER shall have the right to perform, directly or through its representatives, one manufacturing audit to audit SUPPLIER’s Facility and relevant records, including the Records, per [***] period to confirm that the API is being or has been manufactured in compliance with this Agreement as well as a follow-up audits to confirm that any deficiencies highlighted during the initial audit were addressed. All SUPPLIER personnel time and resources necessary to complete such manufacturing audits shall be provided at no cost to BUYER; provided, however, that except for “for cause” audits, any SUPPLIER personnel time and resources necessary to complete any additional manufacturing audits (over and above one audit (including any follow-up audits per the foregoing)) shall be invoiced to BUYER as additional services at SUPPLIER’s then current standard rates. BUYER shall be responsible for reasonable third party costs of manufacturing audits, other than “for cause” audits. Such audits shall be subject to any confidentiality obligations with respect to SUPPLIER’s or any third party’s Confidential Information. As used herein, “for cause” audit means an audit conducted to investigate a specific quality failure at the Facility that relates to or affects the API.
9.2.BUYER employees who are present at the Facility shall comply with all of SUPPLIER’s rules, regulations and instructions that are communicated to BUYER from SUPPLIER’s employees, and BUYER assumes all liability, costs and loss of whatever kind resulting from the presence, actions or omissions of BUYER’s employees at the Facility.
10.REGULATORY MATTERS
10.1.SUPPLIER is responsible for securing and maintaining the necessary permits, licenses and any other regulatory or governmental approvals necessary for the manufacture, storage and sale of the API at the Facility, and complying with the regulatory and governmental requirements for the manufacture, storage and sale of the API at the Facility, provided that if laws or regulatory requirements change after the date hereof, and such changes solely relate to the manufacture, packaging or storage of the API, subject to Section 7.4, [***].
10.2.BUYER is responsible for securing and maintaining the necessary Approvals and complying with the regulatory requirements for any product or material incorporating the API, or otherwise use of the API, in each case after delivery of the API by SUPPLIER to BUYER. Whenever the Approval is amended in a manner which affects the manufacture or control of the API that is the responsibility of SUPPLIER, BUYER will notify SUPPLIER thereof sufficiently in advance to the extent reasonably possible and necessary so as to enable SUPPLIER to take required measures before the date upon which such revisions are effective, provided that SUPPLIER’s time to take such measures may, for good and sufficient cause, be extended as necessary for SUPPLIER to complete such action in accordance with Sections 7.3 or 7.4.
10.3.As between the parties, BUYER shall be the sole owner of all Approvals from any regulatory authority with respect to the API and any Product incorporating the API (including all associated

Exhibit 10.2
contents and correspondences) and all applications or submissions related thereto and to the API and any Product incorporating the API. BUYER is responsible for compiling the registration dossiers (with reasonable and necessary assistance and cooperation from SUPPLIER), filing the Approvals with any regulatory authority, and maintaining Approvals with respect to the API and any Product incorporating the API and the costs associated with the same.
10.4. In the event any regulatory authority issues, or BUYER voluntarily undertakes, a recall of API or any Product containing API, SUPPLIER and BUYER shall fully cooperate with each other in connection therewith. [***].
10.5.During the Term of this Agreement and for a period of [***] thereafter, or such longer period as may otherwise be required under applicable laws and regulations, SUPPLIER shall maintain complete and accurate records covering the manufacturing of API at the Facility by SUPPLIER.
10.6.Subject to the terms of the Quality Agreement, SUPPLIER will: (a) allow full access to any governmental regulatory inspection; (b) allow BUYER’s representatives or agents to be on-site at any inspection by any regulatory authority to the extent such inspection relates to the API or the manufacturing of the API; (c) give BUYER reasonable advance notice of any such inspection; (d) promptly inform BUYER of the results of such inspection to the extent such inspection relates to the API, the manufacturing of the API or that affects SUPPLIER’s performance under this Agreement; (e) comply with all reasonable requests and comments by BUYER with respect to all contacts and communications with any regulatory authority relating in any way to the API or the manufacturing of the API; (f) promptly inform BUYER in the event any regulatory authority takes regulatory action against SUPPLIER that could have a direct adverse effect on SUPPLIER’s manufacturing of the API; and (g) take such actions that are commercially reasonable to correct any deficiencies identified by any inspection or audit conducted by such regulatory authority.
11.REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.Each party represents, warrants and covenants to the other party:
(a)that it has the legal corporate power, authority and right to enter into this Agreement and to carry out the terms and obligations in this Agreement;
(b)that it is not a party to any agreement or arrangement with any third party which in any way limits or conflicts with its ability to fulfill any of its obligations in this Agreement;
(c)that it shall comply with all applicable laws, statutes, rules, regulations and ordinances (federal, state or local) applicable to its performance under this Agreement; and
(d)that it shall comply with the Quality Agreement.
11.2.SUPPLIER further represents, warrants and covenants to BUYER:
(a)that all API manufactured by SUPPLIER hereunder shall meet the Specifications at the time of transfer of title and risk of loss, shall not be adulterated within the meaning of applicable laws or regulations, and shall be manufactured and released by SUPPLIER in a manner compliant with the Quality Agreement and cGMP (collectively, the “API Warranty”);

Exhibit 10.2
(b)that upon transfer of title, good valid title to the API will be conveyed by SUPPLIER to BUYER free and clear of any lien or encumbrance;
(c)that the Facility is, and shall remain during the Term of this Agreement, in compliance in all material respects with all applicable laws, statutes, rules, regulations or ordinances (federal, state or local);
(d)that as of the Effective Date, and at all times during the Term of this Agreement, it holds all necessary permits, approvals, consents and licenses necessary to manufacturing the API at the Facility;
(e) that SUPPLIER shall comply with the Quality Agreement;
(f)that as of the Effective Date and at all times during the Term of this Agreement, neither SUPPLIER nor any of its Approved Subcontractors is debarred, or to its knowledge, threatened to be debarred by the FDA (or subject to any similar sanction of the EMA or any other applicable foreign equivalent), and neither SUPPLIER nor any of its Approved Subcontractors shall, during the Term of this Agreement, use in any capacity the services of any person debarred by any government authority. In the event SUPPLIER learns that it, any Approved Subcontractor or any of SUPPLIER’s or its Approved Subcontractor’s employees have been debarred, SUPPLIER shall notify BUYER promptly and in any event within [***] of learning of such debarment.
(g)that SUPPLIER has all the rights necessary to permit SUPPLIER to manufacture the API in accordance with this Agreement without infringing or misappropriating the Intellectual Property of any third party, and to its knowledge no claims are pending or threatened against SUPPLIER by any third party with respect to any such infringement or misappropriation (each an “Infringement Claim”). SUPPLIER shall not incorporate any third party Intellectual Property into the manufacturing process for the API or the API manufactured by SUPPLIER under this Agreement. SUPPLIER shall notify BUYER promptly in writing if it becomes aware of any Infringement Claim.
11.3.[***]
11.4.EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED OR STATUTORY, WITH RESPECT TO THIS AGREEMENT (INCLUDING THE MANUFACTURE AND SUPPLY OF THE API), INCLUDING ANY WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE.
12.NON-CONFORMING API; REJECTION
12.1.Within [***] of receipt of any shipment of API by or on behalf of BUYER (the “Notice Period”), BUYER or its designee shall inspect such shipment of API for any defect in the API that is readily discernible after visual inspection, sampling and identity testing to determine whether or not the API delivered by SUPPLIER is in conformity with the API Warranty (each, a “Defective API”). BUYER may reject a Defective API by giving written notice to SUPPLIER within the Notice Period. Notwithstanding the foregoing, the Notice Period shall be in the case of a Hidden

Exhibit 10.2
Defect in the API [***]; provided, however, that notice of such Hidden Defect to SUPPLIER must be provided [***] and within [***] of discovery of such Hidden Defect (each such API with a Hidden Defect or a Defective API, a “Non-Conforming API”).
12.2.For any Non-Conforming API that BUYER rejects within the applicable Notice Period, SUPPLIER shall use its [***] to replace such rejected Non-Conforming API as soon as practically possible (but in any event within [***] of receipt by SUPPLIER of an applicable written notice of rejection) [***]. SUPPLIER shall inform BUYER within [***] of receipt of an applicable written notice of rejection if SUPPLIER is unable to replace such Non-Conforming API within such [***] period despite its [***] to do so. In such event, [***]. The provisions of this Section 12 shall survive termination or expiration of this Agreement. [***]. Non-Conforming API shall be returned to SUPPLIER at SUPPLIER’s cost. Except for [***], the foregoing shall be BUYER’s sole and exclusive remedy and SUPPLIER’s sole and exclusive liability to BUYER for any and all Non-Conforming API.
12.3.If the parties are unable to agree whether or not any shipment of API is a Non-Conforming API, then parties shall appoint a mutually acceptable independent reputable laboratory to review records, test data and perform comparative tests and/or analyses on samples of API. Such analytical procedures performed by the independent laboratory shall be mutually agreed upon by the parties. The independent laboratory shall complete and report its findings in writing within [***], the findings of which shall be binding on the parties, absent manifest error. The parties shall ensure that such independent laboratory is bound to the parties by obligations of confidentiality no less exacting than those applying between the parties. The party whose opinion is not supported by such laboratory analysis shall bear the costs for the analysis.
13.INTELLECTUAL PROPERTY; TECHNOLOGY TRANSFER
13.1.As between BUYER and SUPPLIER, all right, title and interest in and to the BUYER Background IP shall be and remain the exclusive property of BUYER. SUPPLIER does not acquire any license or right to such BUYER Background IP, except that BUYER hereby grants to SUPPLIER during the Term a non-exclusive, non-transferable, non-assignable, royalty-free license under the BUYER Background IP solely for the purpose of SUPPLIER performing its obligations under this Agreement.
13.2.As between BUYER and SUPPLIER, all right, title and interest in and to the SUPPLIER IP shall be and remain the exclusive property of SUPPLIER. BUYER does not acquire any license or right to such SUPPLIER IP, except that SUPPLIER hereby grants to BUYER a non-exclusive, worldwide, royalty-free, fully paid-up, irrevocable, perpetual, transferable and sublicensable (through multiple tiers) license under the SUPPLIER IP to the extent necessary to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, export and import and otherwise fully exploit the API.
13.3.Any and all improvements, discoveries and/or inventions, whether or not patentable, which may be developed, made, conceived or reduced to practice by SUPPLIER during the Term of this Agreement and which are not SUPPLIER IP (and all related Intellectual Property Rights therein, the “BUYER IP”) shall be the sole and exclusive property of BUYER and shall be considered the Confidential Information of BUYER. SUPPLIER shall promptly provide full disclosure to BUYER of all such BUYER IP, and hereby assigns to BUYER all of its right, title and interest in and to such BUYER IP to BUYER. SUPPLIER shall take such steps as BUYER may reasonably

Exhibit 10.2
request (at BUYER’s sole cost and expense at SUPPLIER’s then standard rates) to vest in BUYER (or its designee) ownership of such BUYER IP. SUPPLIER does not acquire any license or right to such BUYER IP, except that BUYER hereby grants to SUPPLIER a non-exclusive, non-transferable, non-assignable, royalty-free license under the SUPPLIER IP solely for the purpose of SUPPLIER performing its obligations under this Agreement.
13.4.Upon BUYER’s request, SUPPLIER shall provide reasonable assistance to BUYER to implement the transfer of manufacturing responsibility for API to BUYER or its designee. Such reasonable assistance shall include transfer of all processes, procedures, know-how, Master Batch Record, materials and data required to manufacture API in accordance with the Specifications as then in effect. BUYER shall pay SUPPLIER’s reasonable and documented out-of-pocket expenses at costs and FTE costs at the applicable rate to provide such assistance. For the avoidance of doubt, nothing in this Section 13.4 provides BUYER any additional termination rights separate from Section 17 of this Agreement.
14.INDEMNIFICATION
14.1.SUPPLIER shall defend, indemnify and hold harmless BUYER and its Affiliates and its and their directors, officers and employees (collectively, the “BUYER Indemnitees”), from and against any and all liability, loss, damage, cost or expense (including reasonable attorney’s fees) (collectively, “Losses”) arising out of any third party claim to the extent arising from: (a) SUPPLIER’s breach of this Agreement; (b) the failure of the API to meet the API Warranty; or (c) the negligence or willful misconduct of SUPPLIER; except to the extent such Losses arise from or result from a breach of this Agreement by BUYER or its negligence or willful misconduct.
14.2.BUYER shall defend, indemnify and hold harmless SUPPLIER and its Affiliates and its and their directors, officers and employees (collectively, the “SUPPLIER Indemnitees”), from and against any and all Losses arising out of any third party claim to the extent arising from: (a) BUYER’s breach of this Agreement, except to the extent such Losses arise from or result from a breach of this Agreement by SUPPLIER or its negligence, gross negligence or willful misconduct; (b) the negligence or willful misconduct of BUYER, except to the extent such Losses arise from or result from a breach of this Agreement by SUPPLIER or its negligence, gross negligence or willful misconduct; or (c) the distribution, sale or use of the API or any product or material made from or incorporating the API by or on behalf of BUYER, [***].
14.3.A party that intends to seek indemnification (“Indemnitee”) under this Article 14 shall promptly notify the indemnifying party (“Indemnitor”) in writing of any claim (each, a “Claim”) for which the Indemnitee intends to claim indemnification (provided that failure to provide prompt notice shall not eliminate the Indemnitor’s obligation to indemnify the Indemnitee under this Article 14 except (and to the extent) the Indemnitor has been prejudiced by such failure). The Indemnitor shall have sole control of the defense and settlement of such Claim, which shall be at the Indemnitor’s sole cost and expense. The Indemnitor shall not enter into a settlement or otherwise compromises any Claim in any manner which requires the Indemnitee to admit fault or take any action that would be binding on the Indemnitee, in each case without the Indemnitee’s prior written consent, such consent not to be unreasonably withheld. The Indemnitee shall have the right to participate, at its sole cost and expense, with counsel of its own choosing in the defense or settlement of the Claim. The indemnification obligations under this Article 14 shall not apply to amounts paid in settlement of any Claim if such settlement is affected without the consent of the Indemnitor, such consent not to be unreasonably withheld. The Indemnitee and its employees, at

Exhibit 10.2
its own expense, shall provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to Claims.
15.LIMITATION OF LIABILITY
15.1.EXCEPT WITH RESPECT TO: (A) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 14; (B) LIABILITY ARISING FROM A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 20; OR (C) LIABILITY FOR MISAPPROPRIATION OR INFRINGEMENT OF THE INTELLECTUAL PROPERTY OWNED OR CONTROLLED BY THE OTHER PARTY, IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTY UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, OR OPPORTUNITY OR GOODWILL, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
15.2.BOTH PARTIES HEREBY AGREE THAT TO THE FULLEST EXTENT PERMITTED BY LAW, EXCEPT WITH RESPECT TO: (A) SUPPLIER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (B) BUYER’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 14.2, (C) LIABILITY ARISING FROM a party’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 20, (D) [***] (E) EITHER PARTY’S LIABILITY FOR MISAPPROPRIATION OR INFRINGEMENT OF THE INTELLECTUAL PROPERTY OWNED OR CONTROLLED BY THE OTHER PARTY, (F) BUYER’S LIABILTY TO SUPPLIER FOR NON PAYMENT OF ANY AMOUNT OWED PURSUANT TO A PURCHASE ORDER, (G) EITHER PARTY’S OBLIGATIONS PURSUANT TO SECTION 17, OR (F) [***] A PARTY’S LIABILITY TO THE OTHER PARTY, FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT FROM ANY CAUSE OR CAUSES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY, SHALL NOT EXCEED [***]. TO THE EXTENT THAT THIS CLAUSE CONFLICTS WITH ANY OTHER CLAUSE, THIS CLAUSE SHALL TAKE PRECEDENCE OVER SUCH CONFLICTING CLAUSE. IF APPLICABLE LAW PREVENTS ENFORCEMENT OF THIS CLAUSE, THEN THIS CLAUSE SHALL BE DEEMED MODIFIED TO PROVIDE THE MAXIMUM PROTECTION TO THE AGGRIEVED PARTY AS IS ALLOWABLE UNDER APPLICABLE LAW.

Exhibit 10.2
16.INSURANCE
16.1.During the Term of this Agreement and for as long as any relevant statute of limitation does not bar a third party action against either party, SUPPLIER shall at their sole cost and expense maintain the following insurance coverages with insurers maintaining a rating of at least an A-:X or better by A.M. Best:

INSURANCE TYPE	MINIMUM LIMITS	MINIMUM COVERAGE
Workers Comp	Statutory	Statutory coverage and limits pursuant to the laws, rules and regulations of the jurisdictions in which any respective employee of Service Provider, as applicable, performs work under this Agreement.
Employers Liability	[***] each accident or disease	Coverage for suits against respective Party for injury to its covered employees.
Commercial General Liability	[***] per occurrence and [***] annual aggregate	Coverage arising from premises, operations, personal injury, advertising injury, bodily injury and property damage, including contractual liability.
Umbrella Liability	[***] per occurrence and [***] annual aggregate	Coverage provides excess, follow-form coverage above all liability limits required herein.
Products Liability	[***] per occurrence and [***] annual aggregate	Products and completed operations,
Professional Errors & Omissions Liability	[***] per claim [***] annual aggregate	Coverage for respective Party and its own employees, as applicable, arising from performance or failure to perform any professional services arising under this Agreement, including errors, omissions, wrongful acts, negligent acts.
SUPPLIER shall include BUYER as an additional insured under its Commercial General Liability and Products Liability insurance coverage. All insurance required to be maintained by SUPPLIER hereunder shall: (a) be written to insure losses on an “occurrence basis”, except for Products Liability coverage which if written on a “claims made” basis, then such “claims made” policy must be kept in force for not less than [***] immediately following termination or expiration of this Agreement; (b) provide that the coverage is “primary coverage” and shall be non-contributory. The Commercial General Liability and Product Liability policies shall contain a provision or endorsement waiving all rights of subrogation against BUYER. Each party shall upon request furnish to the other party a certificate evidencing such insurance and shall provide the other with prompt written notice of cancellation or non-renewal of such insurance.
16.2.Each party represents that it maintains a policy or program of insurance or self-insurance at levels sufficient to support its indemnification obligations assumed herein and as set forth in Section 14 above.
17.RIGHT OF TERMINATION; EFFECT OF TERMINATION
17.1.Either party may terminate this Agreement, by giving the other party [***] written notice thereof, in any of the following events:
17.1.1.the cessation of business activities by the other party;

Exhibit 10.2
17.1.2.the admission by the other party of its inability to pay its debts as they mature;
17.1.3.the filing of a petition for bankruptcy or similar proceedings by the other party, but excluding a proceeding for reorganization pursuant to Chapter 11 of the Federal Bankruptcy Code by the other party providing that the party continues in the operation of its business and further provided that the party shall otherwise continue to perform its obligations under this Agreement;
17.1.4.a general assignment for the benefit of creditors or similar acts by the other party; or
17.1.5.any material breach of the Agreement; provided, such material breach is not cured within [***] of receipt of notice of such breach. The parties acknowledge and agree that the following shall constitute a material breach of this Agreement for which BUYER shall have the right to immediately terminate this Agreement without a cure period upon written notice to SUPPLIER: [***].
17.2.[***]
17.3.[***]
17.4.Termination of this Agreement, for whatever reason, shall not affect the obligations of either party specified in Sections 1, 3, 5.5, 9-16, this Section 17, and Sections 18-27.
17.5.In the event of termination hereunder by BUYER in accordance with Section 17.1 (Material Breach or Insolvency):
17.5.1.SUPPLIER shall be compensated for (a) a pro rata amount of the amount set forth in the applicable purchase order for services rendered pursuant to such purchase order, including pro rata work performed under any purchase orders, up to the date of termination, and (b) all costs incurred by SUPPLIER in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable purchase order;
17.5.2.except as otherwise set forth in subsection 17.5.4 below, all purchase orders and Firm Orders received by SUPPLIER from BUYER prior to the date that SUPPLIER received BUYER’s written termination notice, shall be deemed cancelled as of the date that BUYER’s written termination notice was received by SUPPLIER [***]; and
17.5.3.from and after the date of notice of termination, BUYER will not be responsible for the relevant [***].
17.5.4.Notwithstanding termination of this Agreement as contemplated by Section 17.1, SUPPLIER shall complete under the terms of this Agreement all purchase order(s) that were accepted by SUPPLIER prior to the date that BUYER’s written termination notice was received by SUPPLIER, and that BUYER informed SUPPLIER in such written termination notice of BUYER’s election that SUPPLIER complete such purchase order(s) under the terms of this Agreement.

Exhibit 10.2
17.5.5. Upon receipt by SUPPLIER of BUYER’s written termination notice, SUPPLIER shall promptly cease performance of the applicable services (other than services in connection with pending purchase order(s) BUYER has elected SUPPLIER complete as provided in subsection 17.5.4 above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, SUPPLIER will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending purchase order(s) BUYER has elected SUPPLIER complete as provided in Section 17.5.4), (ii) promptly inform BUYER of any irrevocable commitments made in connection with any pending purchase order(s), (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in SUPPLIER’s possession (other than as needed for pending purchase order(s) BUYER has elected SUPPLIER complete as provided in Section 17.5.4), to the extent possible, (v) promptly inform BUYER of the cost of any Raw Materials remaining unused, unreturnable and otherwise unusable, and (vi) perform only those services and activities mutually agreed upon by the parties as being necessary or advisable in connection with pending purchase order(s) BUYER has elected that SUPPLIER complete as provided in Section 17.5.4.
17.5.6.At BUYER’s election and in its sole discretion, SUPPLIER will (i) promptly return to the vendor for refund to BUYER all unused, unopened RSMs [***] that are in SUPPLIER’s possession (other than as needed for pending purchase order(s) BUYER has elected SUPPLIER complete as provided in Section 17.5.4), to the extent possible, and/or transfer such RSMs to BUYER or BUYER’s designee, and (ii) promptly return all other BUYER Materials to BUYER or BUYER’s designee.
17.6.In the event of termination hereunder by SUPPLIER in accordance with Section 17.1 (Material Breach or Insolvency):
17.6.1.SUPPLIER shall be compensated for (a) all services rendered up to the date of termination and (b) all costs incurred by SUPPLIER in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable purchase order;
17.6.2.all purchase orders and Firm Orders shall be deemed cancelled as of the date that SUPPLIER’s written termination notice was received by BUYER [***]; and
17.6.3.BUYER shall be responsible for the relevant [***]; and
17.6.4.[***]
17.6.5.Upon receipt by BUYER of SUPPLIER’s written termination notice, SUPPLIER shall promptly cease performance of the applicable services and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, SUPPLIER will use its commercially reasonable efforts to (i) immediately cancel any third party obligations, (ii) promptly inform BUYER of any irrevocable commitments made in connection with any pending purchase order, (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in SUPPLIER’s possession, to the extent possible, (iv) promptly inform BUYER of the cost of any Raw Materials remaining unused, unreturnable and otherwise unusable, and (v) perform only

Exhibit 10.2
those services and activities mutually agreed upon by the parties as being necessary or advisable in connection with the close-out of any pending purchase order.
17.6.6.At BUYER’s election and in its sole discretion, SUPPLIER will (i) promptly return to the vendor for refund to BUYER all unused, unopened RSMs [***] that are in SUPPLIER’s possession, to the extent possible, and/or transfer such RSMs to BUYER or BUYER’s designee, and (ii) promptly return all other BUYER Materials to BUYER or BUYER’s designee.
17.7.In the event of termination hereunder by BUYER pursuant to Section 17.2 [***]:
17.7.1.SUPPLIER shall be compensated for (a) services rendered up to the date of termination, including in respect of any API in-process as of such date of termination and (b) all costs incurred by SUPPLIER in connection with non-cancelable obligations entered into prior to the date of termination in accordance all outstanding purchase orders;
17.7.2.during [***], SUPPLIER shall continue to accept or reject, in the ordinary course consistent with past practice under this Agreement prior to such notice of termination, any purchase orders submitted by BUYER, in accordance with SUPPLIER’s obligations under this Agreement. If BUYER cancels any such purchase order, then BUYER shall [***] in respect of such cancelled purchase order;
17.7.3.during [***], BUYER shall be responsible for the relevant [***]; and
17.7.4.BUYER shall be responsible for Firm Orders that SUPPLIER received from BUYER prior to the date that BUYER’s written termination notice was received by SUPPLIER and any Firm Orders that are made [***].
17.7.5.Notwithstanding termination of this Agreement as contemplated by Section 17.2, SUPPLIER shall complete under the terms of this Agreement all (a) purchase orders accepted by SUPPLIER [***] in accordance with subsection 17.7.2 above, and (b) any purchase orders that were accepted by SUPPLIER prior to the date that BUYER’s written termination notice was received by SUPPLIER. If BUYER cancels any such purchase order, then BUYER shall [***] in respect of such cancelled purchase order.
17.7.6.Upon receipt by SUPPLIER of BUYER’s written termination notice, SUPPLIER shall promptly cease performance of the applicable services (other than services in connection with pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that BUYER’s written termination notice was received by SUPPLIER, as provided in subsection 17.7.5 above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, SUPPLIER will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that BUYER’s written termination notice was received by SUPPLIER, as provided in Section 17.7.5 above), (ii) promptly inform BUYER of any irrevocable commitments made in connection with any pending purchase orders, (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in SUPPLIER’s possession (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that BUYER’s written termination notice was received by

Exhibit 10.2
SUPPLIER, as provided in Section 17.7.5 above), to the extent possible, (iv) promptly inform BUYER of the cost of any Raw Materials remaining unused, unreturnable and otherwise unusable, and (v) perform only those services and activities mutually agreed upon by the parties as being necessary or advisable in connection with pending purchase orders accepted by SUPPLIER [***] or prior to the date that BUYER’s written termination notice was received by SUPPLIER, as provided in Section 17.7.5.
17.7.7.At BUYER’s election and in its sole discretion, SUPPLIER will (i) promptly return to the vendor for refund to BUYER all unused, unopened RSMs [***] that are in SUPPLIER’s possession (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that BUYER’s written termination notice was received by SUPPLIER, as provided in Section 17.7.5 above), to the extent possible, and/or transfer such RSMs to BUYER or BUYER’s designee, and (ii) promptly return all other BUYER Materials to BUYER or BUYER’s designee (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that BUYER’s written termination notice was received by SUPPLIER, as provided in Section 17.7.5 above).
17.8.In the event of termination hereunder by SUPPLIER pursuant to Section 17.2 [***]
17.8.1.SUPPLIER shall be compensated for (a) services rendered up to the date of termination and (b) all costs incurred by SUPPLIER in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable purchase order, including the cost of Raw Materials (other than RSMs supplied by BUYER) used or purchased for use in connection with such purchase order;
17.8.2.[***], SUPPLIER shall continue to accept or reject, in the ordinary course consistent with past practice under this Agreement prior to such notice of termination, any purchase orders submitted by BUYER, in accordance with SUPPLIER’s obligations under this Agreement;
17.8.3.with respect to any purchase orders accepted by SUPPLIER prior to the date that SUPPLIER’s written termination notice was received by BUYER, BUYER may cancel any portions of such purchase orders that would result in the delivery of API after the effective date of termination [***] with respect to such purchase orders as a result of the cancellation of such portions;
17.8.4.from and after the date of notice of termination, BUYER will not be responsible for the relevant [***]; and
17.8.5.BUYER will be responsible for Firm Orders that SUPPLIER received from BUYER prior to the date that SUPPLIER’s written termination notice was received by BUYER.
17.8.6.Notwithstanding termination of this Agreement as contemplated by Section 17.2, and except as otherwise set forth in subsection 17.8.3 above, SUPPLIER shall complete under the terms of this Agreement all (a) purchase orders accepted by SUPPLIER [***] and (b) any purchase orders that were accepted by SUPPLIER prior to notice of termination. If BUYER cancels any such purchase order, then BUYER shall [***] in respect of such cancelled purchase order.

Exhibit 10.2
17.8.7.Upon receipt by BUYER of SUPPLIER’s written termination notice, SUPPLIER shall promptly cease performance of the applicable services (other than services in connection with pending purchase order(s) accepted by SUPPLIER [***] or that were accepted by SUPPLIER prior to the date that SUPPLIER’s written termination notice was received by BUYER, as provided in subsection 17.8.6 above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, SUPPLIER will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that SUPPLIER’s written termination notice was received by BUYER, as provided in Section 17.8.6 above), (ii) promptly inform BUYER of any irrevocable commitments made in connection with any pending purchase orders, (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in SUPPLIER’s possession (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that SUPPLIER’s written termination notice was received by BUYER, as provided in Section 17.8.6 above), to the extent possible, (iv) promptly inform BUYER of the cost of any Raw Materials remaining unused, unreturnable and otherwise unusable, and (v) perform only those services and activities mutually agreed upon by the parties as being necessary or advisable in connection with pending purchase orders accepted by SUPPLIER [***] or prior to the date that SUPPLIER’s written termination notice was received by BUYER, as provided in Section 17.8.6.
17.8.8.At BUYER’s election and in its sole discretion, SUPPLIER will (i) promptly return to the vendor for refund to BUYER all unused, unopened RSMs [***] that is in SUPPLIER’s possession (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that SUPPLIER’s written termination notice was received by BUYER, as provided in Section 17.8.6 above), to the extent possible, and/or transfer such RSMs to BUYER or BUYER’s designee, and (ii) promptly return all other BUYER Materials to BUYER or BUYER’s designee (other than as needed for pending purchase order(s) accepted by SUPPLIER [***] or prior to the date that SUPPLIER’s written termination notice was received by BUYER, as provided in Section 17.8.6 above).
18.FORCE MAJEURE
18.1.No party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due under this Agreement) occasioned by any reason beyond the control and without the fault or negligence of the party affected thereby, including, without limitation, an act of God, fire, flood, act of government or state, war, civil commotion, insurrection, acts of terrorism, embargo, sabotage, and labor disputes of whatever nature (a “Force Majeure Event”), provided that the party affected thereby gives prompt written notice of the Force Majeure Event and its effects on the party’s performance to the other party. Such excuse shall continue as long as the Force Majeure Event continues; provided, however, that if the Force Majeure Event continues for a period of [***] or more, either party terminate this Agreement.
18.2.The party affected by the Force Majeure Event will use commercially reasonable efforts to resume performance or mitigate the effects of the Force Majeure Event as quickly as practicable. In the event of partial failure or delay of performance hereunder by reason of a Force Majeure

Exhibit 10.2
Event, unaffected portions of the Facility may be allocated by SUPPLIER to perform hereunder on an equitable basis.
19.APPLICABLE LAW AND DISPUTES
This Agreement shall be governed by, interpreted and enforced in accordance with the procedural and substantive laws of Delaware, without giving effect to its choice of law provisions. The Parties consent and agree to the exclusive jurisdiction of the Courts of the State of Delaware for the resolution of any dispute between the parties. The parties expressly reject any application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.
20.CONFIDENTIALITY
20.1.As used in this Agreement, “Confidential Information” shall mean all proprietary information, including know-how, trade secrets, business plans, pharmaceuticals, materials, operations, equipment, processes, methods, strategies and systems, and financial information, prices, materials, building techniques and any drawings, specifications, designs and other information or data, or any fact with respect to any of the foregoing relating to the services performed under this Agreement, that is disclosed in any manner by or on behalf of a party (the “Disclosing Party”) to the other party (the “Receiving Party”) or its permitted recipients pursuant to this Agreement, whether disclosed or made available in visual, oral, written, electronic, graphic or any other form, whether or not marked as “confidential” or “proprietary”. For avoidance of doubt, Confidential Information of BUYER shall include without limitation all BUYER IP, BUYER Background IP and BUYER Materials.
20.2.Both SUPPLIER and BUYER agree, during the term of this Agreement and for a period of [***] thereafter, to (a) keep any and all “Confidential Information” of the Disclosing Party confidential using at least the same degree of care that the Receiving Party would use to protect its own Confidential Information, (b) not disclose Confidential Information to any third party, including any Affiliate, other than employees, consultants, agents or Approved Subcontractors of SUPPLIER or BUYER, as the case may be, who are bound by obligations of confidentiality and nonuse at least as restrictive as those restrictions contained this Section 20 and who have a need to know such information in order to perform their duties or services in connection with such party’s obligations under this Agreement and (c) not use Confidential Information for any purpose other than to perform its obligations, or exercise its rights, herein; provided, however, that the obligations of confidentiality for Confidential Information identified as a trade secret will survive indefinitely until such trade secret information no longer qualifies as a trade secret.
20.3.Neither party shall disclose the existence of this Agreement or any terms or conditions thereof to any third parties without the prior written consent of the other party with respect to any intended disclosure and in the event of any permitted disclosure, the other party shall approve the content of such disclosure; provided, however, that BUYER shall have the right to disclose the existence of this Agreement and the terms of this Agreement to its actual or prospective investors, lenders, acquirers, collaborators, licensors, (sub) licensees or strategic partners, and their respective accountants, financial advisors and other professional representatives, in each case, who have a need to know such Confidential Information and are bound by customary obligations of confidentiality.

Exhibit 10.2
20.4.The confidentiality and non-use obligations set forth in this Section 20 shall not apply to information that Receiving Party can demonstrate: (a) at the time of disclosure, is known publicly or thereafter becomes known publicly through no fault of the Receiving Party, its Affiliates, their employees, consultants, agents, subcontractors or sublicensees; (b) becomes available to the Receiving Party from a third party which is not legally prohibited from disclosing such information; (c) was developed by the Receiving Party independently of information obtained from the Disclosing Party as evidenced by written records; (d) was already known to the Receiving Party before receipt from the Disclosing Party, as evidenced by its prior written records; (e) is released with the prior written consent of the Disclosing Party; or (f) is required to comply with national, federal or state laws, rules or regulations (including the rules and regulations of any national stock exchange on which such party’s securities are traded), provided that the Receiving Party promptly notifies the Disclosing Party of such required disclosure, takes all reasonable and lawful actions to obtain confidential treatment of such disclosure and furnishes only that portion of the Confidential Information which is legally required to be disclosed. In determining whether or not the Disclosing Party’s Confidential Information has entered the public domain, the obligations of confidentiality shall no longer apply to only that portion of said Confidential Information that has become public, and portions remaining confidential shall retain their status as Confidential Information.
20.5.Upon termination or expiration of this Agreement, or at any other time upon the request of the Disclosing Party, the Receiving Party shall, as requested by the Disclosing Party in writing, promptly return to the Disclosing Party or destroy all of the Confidential Information of the Disclosing Party in its possession or control, except that one (1) copy may be retained by the Receiving Party solely for record-keeping purposes.
21.NOTICES
Any notice required or permitted to be given under this Agreement by any party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid, (c) sent by a nationally-recognized courier service guaranteeing next-day or second day delivery, charges prepaid, or (d) delivered by facsimile (with documented evidence of transmission), to the addresses or facsimile numbers of the other party set forth below, or at such other addresses as may from time to time be furnished by similar notice by any party in accordance with the provisions of this Section 21. The effective date of any notice under this Agreement shall be the date of receipt by the receiving party.

If to BUYER:
For invoices:
Deciphera Pharmaceuticals, LLC
200 Smith Street
Waltham, Massachusetts 02451
Attn: Chief Technical Officer

For other:
Deciphera Pharmaceuticals, LLC

Exhibit 10.2
200 Smith Street
Waltham, Massachusetts 02451
Attn: Legal

If to SUPPLIER:
Cambrex [***]
With a copy to:
Cambrex Corporation
One Meadowlands Plaza, 15th floor
East Rutherford, NJ 07073
Attn: General Counsel
Facsimile: [***]
22.ENTIRE AGREEMENT, MODIFICATION; OTHER FORMS
22.1.This Agreement constitutes the entire agreement between the parties, and it is expressly agreed that any and all prior representations, negotiations, understandings or agreements relating to the subject matter of this Agreement, whether oral or written, are automatically canceled by the execution of this Agreement. The terms and conditions set forth herein may only be modified or waived in a subsequent writing signed by both parties. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.
22.2.The parties recognize that, during the Term of this Agreement, a purchase order, acknowledgment form or similar routine document (collectively, “Forms”) and/or the Quality Agreement may be used to implement or administer provisions of this Agreement. Therefore, the parties agree that the terms of this Agreement, together with any amendments hereto, shall prevail in the event of any conflict between the express terms of this Agreement and any statements or provisions contained in the Forms. The parties further agree that any pre-printed terms or conditions contained in a purchase order (or other Form) are null and void and are not binding on the parties.
23.HEADINGS
All headings in this Agreement are for convenience of reference only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation of this Agreement.
24.EXHIBITS
All exhibits referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

Exhibit 10.2
25.COUNTERPARTS
This Agreement may be executed in any number of counterparts by original, facsimile or “.pdf” signature, each such counterpart shall be an original instrument, and all such counterparts together shall constitute one and the same agreement.
26.ASSIGNMENT
This Agreement shall be binding upon the successors and assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns. Neither party may assign its interest under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld; provided, however, that either party may assign its rights and obligations under this Agreement, without the prior written consent of the other party, (a) in connection with the transfer or sale of all or substantially all of the assets of such party or the line of business or API to which this Agreement relates, (b) to the successor entity or acquiror in the event of the merger, consolidation or change of control of such party, or (c) to any Affiliate of such party or (d) in the case of BUYER, to a collaborator or licensee of the Product; provided, in each case of ‘(a)’-‘(c)’, that such assignee agrees in writing to comply with all the terms and conditions contained in this Agreement. Any assignment of this Agreement permitted by prior written consent will be conditioned upon such permitted assignee agreeing in writing to comply with all the terms and conditions contained in this Agreement. Any purported assignment without a required consent shall be void. No assignment shall relieve any party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.
27.SEVERABILITY
If any part of this Agreement shall be found to be invalid, illegal, or unenforceable under applicable law in any jurisdiction, such part shall be ineffective only to the extent of such invalidity or unenforceability in such jurisdiction, without in any way affecting the remaining parts of this Agreement in that jurisdiction or the validity or enforceability of the Agreement as a whole in any other jurisdiction. In addition, the part that is found to be invalid, illegal, unenforceable under applicable law in any jurisdiction shall be reformed in a mutually agreeable manner so as to (a) conform to the applicable laws of such jurisdiction, and (b) as nearly approximate the original intent of the parties as possible. If the offending provision cannot be so reformed without materially altering the original intent of the parties: (a) it shall be stricken, and (b) the parties shall discuss in good faith possible changes to this Agreement to conform as close as possible to the parties’ original intent without the unenforceable provision.
28.INDEPENDENT CONTRACTOR
The relationship between BUYER and SUPPLIER hereunder is that of an independent contractor. Neither party shall have any power, right, or authority to bind or obligate the other party, or represent itself as the other party’s agent or representative. Further, neither party shall contact or communicate with the other party’s customers in any manner or for any reason unless the other party shall have consented thereto in advance.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.2
IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BUYER

DECIPHERA PHARMACEUTICALS, LLC

By:___/s/ Steve Hoerter__________________

Title:__President & CEO________________

SUPPLIER

CAMBREX [***]

By:____[***]_____________

Title: ___[***]____________

Exhibit 10.2
EXHIBIT 1

TABLE 1

PRICE OF API
DCC-2618

Size of Campaign	Price per kg of API supplied in USD ($)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
The prices listed above include Raw Materials but are exclusive of the costs of the RSMs listed in Exhibit 1, Table 2.

Exhibit 10.2
EXHIBIT 1

TABLE 2

RSMs FOR DCC-2618

[***]

Exhibit 10.2
EXHIBIT 2

SPECIFICATIONS

[Exhibit begins on following page]

Exhibit 10.2
[***]

Exhibit 10.2
EXHIBIT 3

As of the Effective Date, the Expected Yield will be [***]